UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      March 24, 2008

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events
2008 General Rate Case
     On March 24, 2008, Arizona Public Service Company (“APS”) filed a request with the Arizona Corporation Commission (the “ACC”) for a net rate increase of $265.5 million for retail customers effective no later than July 1, 2009. As proposed by APS, the request would result in an average rate increase of 8.1% for existing customers plus the establishment of a new growth-related impact fee charged to new connections. The filing is based on a test year ended September 30, 2007, adjusted as described below. APS expects the ACC to issue a procedural schedule during the next several months detailing the timeline for addressing the request.
     The key financial provisions of the request include:
•	an increase of $252.6 million in non-fuel base rates and a net increase of $12.9 million for fuel and purchased power costs reflected in base rates, and recovery of up to $53 million of such increases through the impact fee;

•	a rate base of $5.3 billion, which approximates the ACC-jurisdictional portion of the book value of utility assets, net of accumulated depreciation and other credits, as of September 30, 2007, subject to certain adjustments, such as the inclusion of Units 5 and 6 of the Yucca Power Plant (near Yuma in southwestern Arizona), the steam generator replacements at Palo Verde Unit 3, environmental upgrades to APS coal plants, and other plant additions under construction at the end of the test year that are currently in service or expected to go into service before the proposed rates are requested to become effective;

•	the following proposed capital structure and costs of capital:

	Capital Structure	Cost of Capital
Long-term debt	45.9%	5.77%
Common stock equity	54.1%	11.50%
Weighted-average cost of capital		8.87%
•	a base rate for fuel and purchased power costs (“Base Fuel Rate”) of $0.0366 per kilowatt-hour (“kWh”) based on estimated 2009 prices (an increase from the current Base Fuel Rate of $0.0325 per kWh including the reclassification of $106.2 million of fuel and purchased power revenues from the Power Supply Adjustor (“PSA”) to base rates);

•	an attrition adjustment to address erosion in APS’ earnings and return on equity between the end of the test year and 2010; and

•	a new super-peak residential time-of-use rate and a commercial and industrial critical peak pricing proposal to allow eligible customers additional options to manage their electric bills, as well as other conservation-related rate design proposals.
     In addition, APS requested various modifications to the Environmental Improvement Surcharge (the “EIS”), the Demand Side Management Adjustment Clause (the “DSMAC”), and the Transmission Cost Adjustor. The proposed modifications to the EIS and the DSMAC will allow APS to expand its conservation and demand-side management programs and support environmental upgrades to APS facilities in response to and in anticipation of future environmental requirements.

     See “PSA Modifications” in Note 3 of Notes to Consolidated Financial Statements in the Pinnacle West Capital Corporation/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for additional information about the PSA and its operation.
Forward-Looking Statements
     This Report on Form 8-K contains forward-looking statements based on current expectations, and neither Pinnacle West Capital Corporation (“Pinnacle West”) nor APS assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2007, these factors include, but are not limited to, state and federal regulatory and legislative decisions and actions, including the outcome or timing of the rate case filed with the ACC on March 24, 2008; the outcome of regulatory, legislative and judicial proceedings, both current and future, relating to the restructuring of the electric industry and environmental matters (including those related to climate change); the ongoing restructuring of the electric industry, including decisions impacting wholesale competition and the introduction of retail electric competition in Arizona; market prices for electricity and natural gas; volatile market liquidity, any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); power plant performance and outages; transmission outages and constraints; weather variations affecting local and regional customer energy usage; customer growth and energy usage; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California and Pacific Northwest energy situations, volatile fuel and purchased power costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital and access to capital markets; current credit ratings remaining in effect for any given period of time; our ability to compete successfully outside traditional regulated markets (including the wholesale market); changes in accounting principles generally accepted in the United States of America and the interpretation of those principles; the performance of the stock market and the changing interest rate environment, which affect the value of our nuclear decommissioning trust, pension, and other postretirement benefit plan assets, the amount of required contributions to Pinnacle West’s pension plan and contributions to APS’ nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits; technological developments in the electric industry; the strength of the real estate market in SunCor’s market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits

Exhibit No.	Registrant(s)	Description
99.1	Pinnacle West APS	Rate Application and Schedules

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: March 24, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Operating Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: March 24, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Executive Officer

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